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                                                                   Exhibit 99.10

                                                                          Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 3,036,593,343.96
Beginning of the Month Finance Charge Receivables:            $   145,670,192.00
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 3,182,263,535.96


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $             0.00
Additional Finance Charge Receivables:                        $             0.00
Additional Total Receivables:                                 $             0.00


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 3,005,089,625.25
End of the Month Finance Charge Receivables:                  $   152,398,233.47
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 3,157,487,858.72


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust II Series)        $ 2,300,000,000.00
End of the Month Transferor Amount                            $   705,089,625.25
End of the Month Transferor Percentage                                    23.46%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                  RECEIVABLES

       30-59 Days Delinquent                                  $    68,157,511.87
       60-89 Days Delinquent                                  $    47,465,638.01
       90+ Days Delinquent                                    $    89,867,533.32
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                                                                          Page 2


       Total 30+ Days Delinquent                              $   205,490,683.20
       Delinquent Percentage                                               6.51%

Defaulted Accounts During the Month                           $    18,830,152.79
Annualized Default Percentage                                              7.44%

Principal Collections                                             351,290,984.44
Principal Payment Rate                                                    11.57%

Total Payment Rate                                                        12.44%


INVESTED AMOUNTS

       Class A Initial Invested Amount                        $   370,500,000.00
       Class B Initial Invested Amount                        $    57,000,000.00
       Class C Initial Invested Amount                        $    47,500,000.00

INITIAL INVESTED AMOUNT                                       $   475,000,000.00

       Class A Invested Amount                                $   468,000,000.00
       Class B Invested Amount                                $    72,000,000.00
       Class C Invested Amount                                $    60,000,000.00

INVESTED AMOUNT                                               $   600,000,000.00

       Class A Adjusted Invested Amount                       $   468,000,000.00
       Class B Adjusted Invested Amount                       $    72,000,000.00
       Class C Adjusted Invested Amount                       $    60,000,000.00

ADJUSTED INVESTED AMOUNT                                      $   600,000,000.00

PREFUNDED AMOUNT                                              $             0.00

FLOATING ALLOCATION PERCENTAGE                                            19.76%
PRINCIPAL ALLOCATION PERCENTAGE                                           19.76%

       Class A Principal Allocation Percentage                            78.00%
       Class B Principal Allocation Percentage                            12.00%
       Class C Principal Allocation Percentage                            10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                         69,411,585.63
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                                                                          Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                          8,817,159.54

MONTHLY SERVICING FEE                                         $       750,000.00

INVESTOR DEFAULT AMOUNT                                       $     3,720,649.89


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

       Class A Finance Charge Collections                     $     7,462,384.42
       Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     7,462,384.42


       Class A Monthly Interest                               $     2,728,813.75
       Class A Servicing Fee                                  $       585,000.00
       Class A Investor Default Amount                        $     2,902,106.91

TOTAL CLASS A EXCESS SPREAD                                   $     1,246,463.76


CLASS A REQUIRED AMOUNT                                       $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

       Class B Finance Charge Collections                     $     1,148,059.15
       Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $     1,148,059.15

       Class B Monthly Interest                               $       435,317.50
       Class B Servicing Fee                                  $        90,000.00

TOTAL CLASS B EXCESS SPREAD                                   $       622,741.65
CLASS B INVESTOR DEFAULT AMOUNT                                       446,477.99
CLASS B REQUIRED AMOUNT                                               446,477.99
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                                                                          Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                          75,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     2,750,921.38


       Excess Spread Applied to Class A Required Amount       $             0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                            $             0.00

       Excess Spread Applied to Class B
       Required Amount                                        $       446,477.99

       Excess Spread Applied to Reductions of                 $             0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount       $       765,829.57

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                $             0.00

       Excess Spread Applied to Monthly Cash                  $       125,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $             0.00
       Account

       Excess Spread Applied to Spread Account                $     1,413,613.82

       Excess Spread Applied to Reserve Account               $             0.00

       Excess Spread Applied to other amounts owed to         $             0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders               $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                       $             0.00
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                                                                          Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $     2,373,698.34


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                           $             0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                  $             0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                  $             0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                            $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor           $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                       $             0.00
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                                                                          Page 6



YIELD AND BASE RATE --

       Base Rate (Current Month)                                           8.89%
       Base Rate (Prior Month)                                             8.88%
       Base Rate (Two Months Ago)                                          8.89%

THREE MONTH AVERAGE BASE RATE                                              8.89%

       Portfolio Yield (Current Month)                                    11.69%
       Portfolio Yield (Prior Month)                                      14.58%
       Portfolio Yield (Two Months Ago)                                   12.45%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.91%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $    69,411,585.63

INVESTOR DEFAULT AMOUNT                                       $     3,720,649.89

REALLOCATED PRINCIPAL COLLECTIONS

                        Allocable to Class C Interests        $             0.00

                        Allocable to Class B Certificates     $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    73,132,235.52
SHARING
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                                                                          Page 7


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

CLASS C INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                        $             0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                        $             0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                        $    18,000,000.00
       Available Cash Collateral Amount                       $    18,000,000.00



TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                        First USA Bank, National Association
                                        as Servicer


                                        By:  /s/ Tracie Klein
                                             ------------------------------
                                                 Tracie H. Klein
                                                 First Vice President